SECURITIES AND EXCHANGE COMMISSION

                   WASHINGTON, D.C. 20549

                  ----------------------

                          FORM 8-K

                       CURRENT REPORT

          PURSUANT TO SECTION 13 OR 15(d) OF THE
              SECURITIES EXCHANGE ACT OF 1934

               Date of Report August 7, 1997

            KINDER MORGAN ENERGY PARTNERS, L.P.
  (Exact name of registrant as specified in its charter)




     DELAWARE              1-11234                 76-0380342
(State or other      (Commission File Number)    (Employer I.R.S.
 jurisdiction of                                  Identification)
  incorporation)




   1301 McKinney Street, Ste. 3450, Houston, Texas 77010
    (Address of principal executive offices)(zip code)
Registrant's telephone number, including area code: 713-844-9500


                    -------------------

Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits

Exhibit 1 Underwriting Agreement dated August 18, 1997 between PaineWebber Incorporated and Kinder Morgan Energy Partners, L.P.

Exhibit 10.1 Agreement to Purchase Units dated August 7, 1997 between Kinder Morgan Energy Partners, L.P. and the Purchasers listed on Schedule A thereto.

Exhibit 10.2 Amended and Restated Agreement to Purchase Units dated as of August 13, 1997 between Kinder Morgan Energy Partners, L.p. and First Union Investors, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           KINDER MORGAN ENERGY PARTNERS, L.P.

                           By:  Kinder Morgan G.P., Inc.,
                                Its general partner


                                By: /s/ Tom King
                                    Name: Tom King
                                    Title: President & CEO

Date: August 29, 1997